EXHIBIT 99



              TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE BEGINNING
                                FEBRUARY 4, 2002


                           FORWARD-LOOKING STATEMENTS
Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.

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                               OUTPATIENT THERAPY
                                 QUI TAM LAWSUIT
o DOJ Filed Notice of Partial Intervention in Suit by Former Employee - Case Unsealed January, 2002
o  Primary Issue: Concurrent Therapy and Use of Extenders to Assist in Therapy
o  Recognized Practice Throughout Industry-Never Challenged Before
o  Medicare Outpatient Therapy <1% of Total Revenues
o DOJ Granted 120 Days to File Complaint; HEALTHSOUTH Has Asked to be Served Now so HEALTHSOUTH Can Move to Dismiss
o HEALTHSOUTH Will Defend Vigorously; National Reimbursement Experts on Defense Team
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                           WHAT IS CONCURRENT THERAPY?
o Practice of one licensed therapist treating more than one Medicare beneficiary at a time
o  Each patient is working on an individualized treatment goal
o Concurrent therapy is different from group therapy, where all participants are working on some common skill development

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                   CMS ACKNOWLEDGES ROLE OF CONCURRENT THERAPY
o In May 2001, CMS acknowledged in the SNF context that it had not specifically addressed concurrent therapy in the past
o In July 2001, CMS acknowledged that concurrent therapy had a "legitimate place in the spectrum of care options available to therapists treating Medicare beneficiaries" and reiterated that the clinical judgment of the professional therapist should be the determining factor as to whether concurrent therapy is appropriate in each case.

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                    CMS ADDRESSES ISSUE OF CONCURRENT THERAPY
o In its May 10, 2001 proposed rulemaking, 66 Fed. Reg 23984, 23991-92, CMS questioned whether concurrent therapy services would meet the SNF benefit coverage criteria. CMS noted that
-"Medicare relies on the professional judgment of the therapist to determine when, based on the complexity of the services to be delivered and the condition of the beneficiary, it is appropriate to deliver care to more than one beneficiary at the same time."

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                CMS RELEASED FINAL SNF PPS RULE ON JULY 31, 2001
o CMS noted that it had "received a large number of comments encouraging us to continue to recognize concurrent therapy as skilled therapy" and further stated that
o "[W]e continue to believe...that concurrent therapy has a legitimate place in the spectrum of care options available to therapists treating Medicare beneficiaries..."


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         CONCURRENT THERAPY INVOLVES USE OF THERAPY AIDES AND EXTENDERS
o Medicare regulations, under the caption "Personnel Qualified to Provide Physical Therapy Services." provide that covered "[p]hysical therapy services are provided by, or under the supervision of, a qualified physical therapist."
o Supervised aides and other unlicensed technicians are permitted to render covered therapy under Medicare regulations

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                       CPT CODING SYSTEM AND REIMBURSEMENT
o CPT coding system does not distinguish between licensed and unlicensed therapy providers
o Under cost-based system utilized by Medicare for outpatient therapy services until January 1, 1999, aides were recognized costs and included in the construction of the fee schedules now used for reimbursement
o Payment for these services under the CPT code-based system anticipates that aides will participate in the provision of therapy services

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                  HEALTHSOUTH'S POSITION ON CONCURRENT THERAPY
o Consistent with CMS, HEALTHSOUTH believes that concurrent therapy is, where determined in the professional judgment of the professional therapist, an appropriate way of helping patients reach individualized treatment goals in accordance with individualized plans of care.
o There is no clinical justification for applying CMS policy differently in Part B therapy services in an outpatient setting

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                                  Outcome Data
                        Average Number of Visits per Case

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                                  Outcome Data
                   Functional Levels at Admission Compared to
                         Functional Levels at Discharge

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                                Company Overview
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                                Outpatient Rehab
                        #1 Market Share - 1,435 Locations
                            10% of $10 Billion Market

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                               Outpatient Surgery
                         #1 Market Share - 217 Locations
                            16% of $6 Billion Market

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                               Diagnostic Imaging
                         #1 Market Share - 137 Locations
                             4% of $8 Billion Market

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                            Inpatient Rehabilitation
                         #1 Market Share - 122 Locations
                      22% of 35,000 Bed Market (7,755 Beds)

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                             HEALTHSOUTH Corporation
                  National Footprint with Over 1,900 Locations

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                             HEALTHSOUTH Corporation
                              Current MSA Coverage

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                             HEALTHSOUTH Corporation
                             Backfill Opportunities

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                               Top Payor Coverage:
                             Blue Cross/Blue Shield

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                               Top Payor Coverage:
                                United Healthcare

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                               Top Payor Coverage:
                                      Aetna
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                               Top Payor Coverage:
                                      Cigna

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                               Top Payor Coverage:
                                     Humana

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                               Top Payor Coverage

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                          Leading Sports Relationships

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                          Leading Sports Relationships

                            Unique National Presence
   Strong Brand Equity and Relationships with Leading Professional and Amateur
                              Sports Organizations

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                         JV and Strategic Relationships

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                               Employer Contracts
              Direct Employer Contracts with Fortune 1000 Companies

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                               HEALTHSOUTH Revenue
                                 by Product Line

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                               PROVIDER OF CHOICE
o Unique National Presence
o Demographics Favor Outpatient Services Over Traditional Acute-Care Offerings
o Our Integrated Service Model Moves the Patient Through the System More Efficiently
o HEALTHSOUTH Is a Leader in Technological Advances
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                       HEALTHSOUTH ADDS VALUE TO PATIENTS
o Superior Clinical Care
o Convenience of Ambulatory Setting
o Pristine Facilities
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                         Recognized Clinical Excellence
                           2001 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores

HEALTHSOUTH Rehabilitation Hospitals            95
National Hospital Organizations                 91
HEALTHSOUTH Surgery Centers                     95
HEALTHSOUTH Diagnostic Centers                  96
National Ambulatory Organizations               93

Source: 2001 JCAHO Survey Results
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                                 PRISTINE AUDIT
o Unannounced Audit of Every HEALTHSOUTH Facility
o 50 Point Checklist
o Conducted by Ernst & Young
o Overall Score of 98
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                      HEALTHSOUTH ADDS VALUE TO PHYSICIANS
o Superior Clinical Care
o Convenience of Ambulatory Setting
o Dependable Block Times for Surgeons
o Access to Additional Patient Volume
o Ideal Platform for Introducing New Procedures and Technologies
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                        HEALTHSOUTH Adds Value to Payors
o Lower Cost Per Episode
o Ambulatory Setting More Cost Efficient
  Procedure      HEALTHSOUTH    Acute Care          Savings
  ----------     -----------    ----------          -------
  Knee (ACL)     $1,607         $2,768                42%
  Shoulder       $2,259         $4,070                44%
  Nasal Septum   $1,111         $2,327                52%
o National Provider Network
o Electronic Claims Submission
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                              GROWTH OPPORTUNITIES
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                         OUTPATIENT REHAB: GROWTH AREAS
o Functional Capacity Evaluations (FCEs)
  - Market Size of Approximately $800MM
o Expand Fitness Center Programs
o Increase Number of Referring Physicians from 85,000 to 100,000
o Increase Number of Annual Referrals per Physician from 35 to 40
  - Result: 33% Increase in New Patient Volume
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                        OUTPATIENT SURGERY: GROWTH AREAS
o Add Surgeons Through Partnership Syndications
  - Added 550 New Surgical Partners to Date; Goal of 1,000
  - Same Store Volume Up 5 Consecutive Quarters
o Ensure Maximum Utilization by Surgical Partners
o Highlight Physicians through Various Media Outlets
o Introduce New Technologies To Drive Volume
  - Trivex (Varicose Veins)
  - BEI (GYN Surgery)
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                            DIAGNOSTIC: GROWTH AREAS
o New Diagnostic Applications
  - New Technology Allows High-Speed, High Resolution Organ Scans
  - Cardiac CT
  - PET Scanners
  - Virtual Colonoscopy
o Health, Fitness, and Lifestyle Programs
  - Growing Demand from More Educated Consumer Population
  - Executive Wellness Programs
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                          INPATIENT REHAB: GROWTH AREAS
o Expand Relationships with Tertiary-care Hospitals
o Expand Product Lines
  - Alliance with American Stroke Association
  - Neurological Trauma
o Take Advantage of Acute Care Units/Wings that May be Shut Down Due to PPS
o First Time Ever Marketing to Medicare Patient Population
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                           REALIZE THE BENEFITS OF PPS
o Effective January 1, 2002
o Received Notification of Payment on First 939 Claims Submitted Under PPS
o Payment was Identical to HEALTHSOUTH's Expected Payment
o Validates HEALTHSOUTH's Analysis of Positive PPS Impact o Projected Contribution of at Least $0.07 to EPS in 2002
o Upon Full Implementation, Expected Pre-Tax Benefit of Approximately $75MM
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                            OTHER GROWTH INITIATIVES
o Clinical Trials
  - Infrastructure in Place
  - 52 Trials Currently in Pipeline
o Nationwide Platform To Roll Out New Devices and Technologies
o New Medical Center
  - State of the Art Design To Include Wireless Technologies
  - Opening Early 2004 in Birmingham, AL
o Nutritionals
o Health, Fitness and Lifestyle Programs
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                               Financial Overview
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                                  Revenue Trend

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                                  EBITDA Trend

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                               EBITDA Margin Trend

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                                    EPS Trend

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                                2002 EPS Guidance
                              Represents 39% Growth

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                               Financial Strategy
o 20%+ Hurdle Rate on Growth Opportunities
o Deploy Capital Strategically
o Delivering 15% or Greater EPS Growth

Result: Sustainable, Long-term Growth Company
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                       Marketing the Future of Healthcare:
                              Reaching the Consumer
                             Featuring the Physician
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                        AGGRESSIVELY MARKET OUR SERVICES
o Emphasize Superior Clinical Care
o Stress Convenience of Ambulatory Setting
o Promote Private Pay Procedures (Plastics)
o Leverage Nationwide Network
o Benefit from Sports Affiliations and Other Branding Methods

                 Result: Greater Throughput for HEALTHSOUTH and
                                 Physician Base
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                             Rising Healthcare Costs
                       Will Benefit HEALTHSOUTH Facilities
o Healthcare Spending Will Double Over the Next Decade to $2.6 Trillion
o 46% of Large Employers Will Require Employees To Pay a Higher Percentage of Costs by Raising Deductibles and Co-pays

Source: Wall Street Journal, December 10, 2001


Everything We Do is Cost Effective and Gets the Patient Off the Healthcare Dollar and Moves Them through the System Quickly
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                             Rising Healthcare Costs
                       Will Benefit HEALTHSOUTH Facilities
o Increasing Popularity of Medical Savings Accounts
o Incentive for Consumer to Research Providers for Quality/Cost
o Incentive for Consumer to Practice Preventative Measures
o Increasing Consumer Control Over Healthcare Choices

Source:  Wall Street Journal, December 10, 2001
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        HEALTHSOUTH Media & Marketing Network: It Starts with the People
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                And is Supported by Our Multiple Media Properties

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                              Consumer Publications

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                                   Go For It!

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                           HEALTHSOUTH Back to Health

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                          HEALTHSOUTH Media Initiatives

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                          HEALTHSOUTH Media Initiatives
                                "4 Point Effect"

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                               Coming in May 2002:
            HEALTHSOUTH Presents: "Behind the Game" on Fox Sports Net

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o Focus on HEALTHSOUTH Star Physicians and Services
o Feature HEALTHSOUTH Professional Sports Associations and Athletes
o Consumer Focused Health Lifestyle Information That Educates and Builds Demand
o Powerful Marketing Tool for HEALTHSOUTH Brand and Its Physicians
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                                   Case Study
                               Dr. John McWilliams
                                 Los Angeles, CA

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                                   Case Study
o Dr. McWilliams Increased His Cases in HEALTHSOUTH Surgery Center from Average of 8 per Month to 16 Cases per Month after the Back to Health TV Story

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                                  HEALTHSOUTH
                   The Healthcare Company of the 21st Century
o Produce High-Quality, Low-Cost Healthcare Services
o Aggressively Market Our Services
o Provide Superior Outcomes
o Expand Our Company
o Operate the Best Managed Company in America
o Produce Consistent Financial Results
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                                     Summary
o Leading Provider in Core Business Lines & One of the Largest Healthcare Providers in the US
o Network of High-Quality, State-of-the-Art Facilities
o Delivering the Highest Quality Patient and Physician Experience Available
o Projected 39% Earnings Growth in 2002
o Providing Innovative Marketing Services, Opportunities and Products that Create Consumer Demand and Physician Loyalty
o Perfectly Positioned To Build the World's Leading Health Lifestyle Company